                                                                 Exhibit 10.5.14
                                                         Name:  Mr. James Ramsey


                                  SCHEDULE 1 TO
             CONSENT TO TRANSACTION, ELECTION AND POWER OF ATTORNEY


       BRIERBROOK PARTNERS,
            L.L.C.                          PERCENTAGE                    CASH
           OWNERSHIP                         OWNERSHIP                   AMOUNT
       --------------------                 ----------                  -------
            $10,000                            0.67%                    $13,000





                                            /s/   James W. Ramsey
                                            ------------------------------------
                                            Name:   James W. Ramsey

May 22, 2002
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